                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET
                                  $625,494,100
                (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                                 SASCO 2003-22A
                   AURORA LOAN SERVICES INC., MASTER SERVICER
           WELLS FARGO BANK MINNESOTA, N.A., SECURITIES ADMINISTRATOR

------------------------------------------------------------------------------------------------------------------------------------
                                                       WAL to
                                                     WA Months   WAL To    Est. Pmt to    Expected
                                                      To Roll   Optional     Optional     Initial        Legal          Expected
                    Approx.     Initial    Security    (yrs)  Termination Termination    Loss           Final           Ratings
Class              Size ($)    Coupon (1) Description (2)(3)   (yrs) (2)   Window (2)     Coverage     Maturity      (S&P / Moody's)
------------------------------------------------------------------------------------------------------------------------------------
1-A               $31,252,000    4.15%    Sequential   1.80       2.90    07/03 - 04/11    5.60%       06/25/2033       AAA / Aaa
1-AX (4)             Notional    4.15%    Interest     1.73       1.73    07/03 - 02/06    5.60%       02/25/2006       AAA / Aaa
                                          Only
------------------------------------------------------------------------------------------------------------------------------------
2-A1 (5)         $299,752,000    4.08%    Variable     2.50       2.94    07/03 - 04/11  10.60%(5)     06/25/2033       AAA / Aaa
                                          PT
2-A2 (5)          $15,000,000    4.25%    Variable     2.50       2.94    07/03 - 04/11    5.60%       06/25/2033          AAA
                                          PT
2-AX (4)             Notional    4.08%    Interest     2.47       2.47    07/03 - 04/08    5.60%       04/25/2008       AAA / Aaa
                                          Only
------------------------------------------------------------------------------------------------------------------------------------
3-A              $217,197,000    4.42%    Variable     2.51       2.96    07/03 - 04/11    5.60%       06/25/2033       AAA / Aaa
                                          PT
3-AX (4)             Notional    4.42%    Interest     2.49       2.49    07/03 - 04/08    5.60%       04/25/2008       AAA / Aaa
                                          Only
------------------------------------------------------------------------------------------------------------------------------------
4-A               $32,333,000    3.06%    Variable     2.81       2.94    07/03 - 04/11    5.60%       06/25/2033       AAA / Aaa
                                          PT
4-AX (4)             Notional    3.06%    Interest     2.80       2.80    07/03 - 02/10    5.60%       02/25/2010       AAA / Aaa
                                          Only
------------------------------------------------------------------------------------------------------------------------------------
B1 (6)            $21,132,000  Variable   Sub PT        NA        5.28    07/03 - 04/11    2.25%       06/25/2033          AA
B2 (6)             $5,045,000  Variable   Sub PT        NA        5.28    07/03 - 04/11    1.45%       06/25/2033           A
B3 (6)             $3,783,000  Variable   Sub PT        NA        5.28    07/03 - 04/11    0.85%       06/25/2033          BBB
B4 (6) (7)         $1,891,000  Variable   Not           NA     Not        07/03 - 04/11    0.55%       06/25/2033          BB
                                          Offered              Offered
B5 (6) (7)         $1,891,000  Variable   Not           NA     Not        07/03 - 04/11    0.25%       06/25/2033           B
                                          Offered              Offered
B6 (6) (7)         $1,587,591  Variable   Not           NA     Not        07/03 - 04/11    0.00%       06/25/2033          NR
                                          Offered              Offered
------------------------------------------------------------------------------------------------------------------------------------
R (8)                    $100  Variable   Residual      NA        0.07    07/03 - 07/03    5.60%       06/25/2033       AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

(1)  The Class coupons are described under "Interest Rates" on page 7.
(2) Prepayments were run at 25% CPR per annum. Assumes bonds pay on the 25th of every month beginning in July 2003.
(3) WAL to WA Months to Roll is applicable to the Senior Certificates offered from Mortgage Pools 1, 2, 3, and 4 and assumes there is no cross collateralization between remaining outstanding Senior Certificates. The WA Months to Roll for Mortgage Pool 1 is month 32 (the Distribution Date in February 2006), for Mortgage Pool 2 is month 58 (the Distribution Date in April 2008), for Mortgage Pool 3 is month 58 (the Distribution Date in April 2008), and for Mortgage Pool 4 is month 80 (the Distribution Date in February 2010).
(4) The Class 1-AX, 2-AX, 3-AX, and 4-AX will be interest only certificates; they will not be entitled to payments of principal and will accrue interest on their respective notional amounts. After the Distribution Date in February 2006 the Class 1-AX will no longer be entitled to receive distributions of any kind. After the Distribution Date in April 2008 the Class 2-AX will no longer be entitled to receive distributions of any kind. After the Distribution Date in April 2008 the Class 3-AX will no longer be entitled to receive distributions of any kind. After the Distribution Date in February 2010 the Class 4-AX will no longer be entitled to receive distributions of any kind.
(5) The Class 2-A1 is a super senior certificate and the Class 2-A2 is a senior support certificate. The Class 2-A2 will provide credit enhancement to the Class 2-A1. Initial credit enhancement of 10.60% to the Class 2-A1 is equal to the sum of (1) initial loss coverage of 5.60% from the subordinate bonds (Class B) and (2) the initial principal balance of the Class 2-A2 divided by the initial principal balance of the Class 2-A1, or 5.00%.
(6)  Crossed-subordinate bonds.
(7)  Not offered under this term sheet.
(8)  Non-economic REMIC residual.


-------------------------------------------------------------------------------
      ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL BALANCES AS OF JUNE 1, 2003 UNLESS OTHERWISE INDICATED.
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.
       THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION IN ALL PRIOR
                        COLLATERAL TERM SHEETS, IF ANY.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Deal Overview:

o The deal is comprised of 4 Mortgage Pools:
         Mortgage Pool 1 is comprised of 3-year Hybrid ARMs; 66.62% were originated by Aurora Loan Services Inc ("ALS") and 29.87% were originated by Wells Fargo. The 3-year Hybrid ARMs in Pool 1 are indexed to either 6-month LIBOR (57.49%), 12-month LIBOR (23.30%), or 1-year CMT (19.21%).
         Mortgage Pool 2 is comprised of 5-year Hybrid ARMs; 83.48% were originated by ALS. The 5-year Hybrid ARMs in Pool 2 are indexed to either 6-month LIBOR (86.27%), 12-month LIBOR (8.84%), or 1-year CMT (4.89%).
         Mortgage Pool 3 is comprised of 5-year Hybrid ARMs; 95.35% were originated by ALS. The Hybrid ARMs in Pool 3 are indexed to either 6-month LIBOR (93.04%) or 12-month LIBOR (6.96%).
         Mortgage Pool 4 is comprised of 7-year Hybrid ARMs; 64.42% were originated by Aurora Loan Services Inc ("ALS") and 28.61% were originated by Wells Fargo. The Hybrid ARMs in Pool 4 are indexed to either 6-month LIBOR (61.86%), 1-year CMT (32.16%), or 12-month LIBOR (5.98%).


o Interest and principal on Pool 1, Pool 2, Pool 3, and Pool 4 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool.

o Interest and principal on the Class B1, B2, B3, B4, B5 and B6 subordinate certificates will be payable from amounts collected in respect of the aggregate mortgage loans (all pools).

o The Class 2-A1 is a super senior certificate and the Class 2-A2 is a senior support certificate. The Class 2-A2 will provide credit enhancement to the Class 2-A1.


o 10% Optional Termination: The transaction may be called by ALS on any Distribution Date after which the aggregate outstanding mortgage balance is less than 10% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------
                                       3

                                                                EXTERNAL USE

LEHMAN BROTHERS                                                                                         RESIDENTIAL MORTGAGE FINANCE

+---------------------------------------------------------------------------------------------------------------------------------+
|                                                     Priority of Distributions                                                   |
|---------------------------------------------------------------------------------------------------------------------------------|
|        Distributions will be made on each Distribution Date from the applicable Available Pool Distribution Amount in the       |
|                                                   following order of priority:                                                  |
+---------------------------------------------------------------------------------------------------------------------------------+

        Mortgage Pool 1                  Mortgage Pool 2                   Mortgage Pool 3                   Mortgage Pool 4
Available Distribution Amount     Available Distribution Amount     Available Distribution Amount     Available Distribution Amount
+---------------------------+     +---------------------------+     +---------------------------+     +---------------------------+
|First, to Class R, 1-A, and|     | First, to Class 2-A1,2-A2,|     |  First, to Class 3-A and  |     |  First, to Class 4-A and  |
|   1-AX to pay interest    |     |  and 2-AX to pay interest |     |   3-AX to pay interest    |     |   4-AX to pay interest    |
+---------------------------+     +---------------------------+     +---------------------------+     +---------------------------+
              |                                 |                                 |                                 |
              |                                 |                                 |                                 |
              |                                 |                                 |                                 |
              +                                 +                                 +                                 +
+---------------------------+     +---------------------------+     +---------------------------+     +---------------------------+
|  Second, to Class R and   |     |      Second, pro-rata     |     |    Second, to Class 3-A   |     |   Second, to Class 4-A    |
|   1-A to pay principal    |     |     to Class 2-A1 and     |     |      to pay principal     |     |     to pay principal      |
|                           |     |   2-A2 to pay principal   |     |                           |     |                           |
+-------------+-------------+     +-------------+-------------+     +-------------+-------------+     +-------------+-------------+
              |                                 |                                 |                                 |
              |                                 |                                 |                                 |
              |                                 |                                 |                                 |
              +---------------------------------+-----------------+---------------+---------------------------------+
                                                                  |
                                                                  |
                                +---------------------------------+---------------------------------+
                                |                                                                   |
                                | To Class B1, B2, B3, B4, B5 and B6 to pay interest and principal  |
                                |                                                                   |
                                +-------------------------------------------------------------------+



------------------------------------------------------------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions
(including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its
affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document). 18
------------------------------------------------------------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering:
----------------------

Cut off Date:                       June 1, 2003

Expected Pricing Date:              Week of June 23, 2003

Expected Settlement Date:           June 30, 2003

Distribution Dates:                 25th of each month, commencing in July 2003

Collection Period:                  The calendar month preceding the current
                                    Distribution Date

Issuer:                             Structured Asset Securities Corp. ("SASCO")

Master Servicer:                    Aurora Loan Services, Inc. ("ALS")

Servicers:                          ALS (90.88%),  Wells Fargo Home Mortgage
                                    (6.69%),  Colonial  Savings  (1.28%),
                                    Cendant Mortgage Corporation (1.03%),
                                    and National City Mortgage Co. (0.12%)

Master Servicer Fee:                The Master Servicer will be paid a monthly
                                    fee (the "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account established by the Master
                                    Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Servicing Fee:                      0.250% per annum on the outstanding
                                    mortgage balance for ALS and National City
                                    Mortgage Co. serviced loans and 0.375% per annum on the outstanding mortgage balance for Cendant Mortgage Corporation, Colonial
                                    Savings F.A. Serviced Loans, and Wells
                                    Fargo.

Trustee:                            HSBC

Securities Administrator:           Wells Fargo

Trustee Fee:                        0.008% per annum

Rating Agencies:                    Standard  and  Poor's  ("S&P")  will  rate
                                    all of the Offered Certificates. Moody's will rate all the Senior Certificates.

Day Count:                          30/360

Delay Days:                         24 Day Delay:    All Classes.

Registration:                       Book-entry form through DTC


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering:
----------------------

Minimum Denomination:               Class 1-A, 2-A1, 2-A2, 3-A and 4-A: $25,000/
                                    $1 thereafter. Class 1-AX, 2-AX, 3-AX, and
                                    4-AX: $1,000,000 /$1 thereafter. Class B1,
                                    B2, and B3: $100,000/$1 thereafter.


Tax Status:                         REMIC for Federal income tax purposes.

Pricing Prepayment Assumption:      25% CPR per annum.

SMMEA Eligibility:                  All  offered  classes  will  be  SMMEA
                                    eligible except for Class B2 and B3
                                    Certificates.

ERISA Eligibility:                  All offered Certificates will be ERISA
                                    eligible (other than the Class R
                                    Certificate).

Due Period:                         The "Due Period" related to each
                                    Distribution Date starts on the second day of the month preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.

Net WAC: The "Net WAC" for each Mortgage Pool for each Distribution Date will be the weighted average of the Net Mortgage Rates of the Mortgage Loans at the beginning of the related Due Period, weighted on the basis of their Scheduled Principal Balances at the beginning of the related Due Period.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering:
----------------------

Interest Rates:                     Class 1-A will bear interest at a rate equal
                                    to the lesser of (i) 4.15% per annum and
                                    (ii) the Net WAC of Mortgage Pool 1, up to and including the distribution date in February 2006 (month 32). Beginning with the distribution date in March 2006, the Class
                                    1-A will bear interest at a rate equal to the Net WAC of Mortgage Pool 1.

                                    Class 1-AX will bear interest at a rate
                                    equal to 4.15% per annum until the
                                    distribution date in February 2006 (month
                                    32) based on a Notional Amount. After the distribution date in February 2006, the Class 1-AX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 1-AX on any distribution date up to and including the distribution date in February 2006 will be equal to the following:

                                    The balance of the Class 1-A Senior
                                    Certificate multiplied by the following
                                    fraction:

                                    The excess, if any, between (1) the Net WAC
                                    of Pool 1 and (2) 4.15%
                                    -------------------------------------------
                                                      4.15%

                                    The initial Class 1-AX Notional Amount is approximately $6,961,969.

                                    Class R will bear interest at a rate equal to the Net WAC of the Mortgage Pool 1.

                                    Class 2-A1 will bear interest at a rate
                                    equal to the lesser of (i) 4.08% per annum and (ii) the Net WAC of Mortgage Pool 2, up to and including the distribution date in April 2008 (month 58). Beginning with the distribution date in May 2008, the Class 2-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.

                                    Class 2-A2 will bear interest at a rate
                                    equal to the lesser of (i) 4.25% per annum and (ii) the Net WAC of Mortgage Pool 2, up to and including the distribution date in April 2008 (month 58). Beginning with the distribution date in May 2008, the Class 2-A2 will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering:
----------------------

Interest Rates:                     Class 2-AX will bear interest at a rate
                                    equal to 4.08% per annum until the
                                    distribution date in April 2008 (month 58) based on a Notional Amount. After the distribution date in April 2008, the Class
                                    2-AX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 2-AX on any distribution date up to and including the distribution date in April
                                    2008 will be equal to the following:

                                    The sum of (A) the product of (i) a
                                    fraction, the numerator of which is the
                                    excess, if any, of (1) the Net WAC for Pool
                                    2 for the related Distribution Date over (2)
                                    4.08%, and the denominator of which is 4.08% and (ii) the Class Principal Amount of the Class 2-A1 Certificates immediately prior to such Distribution Date, and (B) the product of (i) a fraction, the numerator of which is the excess, if any, of (1) the Net WAC for Pool 2 for the related Distribution Date over (2) 4.25%, and the denominator of which is 4.08% and (ii) the Class Principal Amount of the Class 2-A2 Certificates immediately prior to such Distribution Date.

                                    The initial Class 2-Notional Amount is
                                    approximately $82,143,633.

                                    Class 3-A will bear interest at a rate equal to the lesser of (i) 4.42% per annum and
                                    (ii) the Net WAC of Mortgage Pool 3, up to and including the distribution date in April 2008 (month 58). Beginning with the distribution date in May 2008, the Class 3-A will bear interest at a rate equal to the Net WAC of Mortgage Pool 3.

                                    Class 3-AX will bear interest at a rate
                                    equal to 4.42% per annum until the
                                    distribution date in April 2008 (month 58) based on a Notional Amount. After the distribution date in April 2008, the Class 3-AX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 3-AX on any distribution date up to and including the distribution date in April 2008 will be equal to the following:

                                    The balance of the Class 3-A Senior
                                    Certificates multiplied by the following fraction:

                                    The excess, if any, between (1) the Net WAC
                                    of Pool 3 and (2) 4.42%
                                    -------------------------------------------
                                                     4.42%

                                    The initial Class 3-AX Notional Amount is approximately $41,965,766.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering:
----------------------

Interest Rates:                     Class 4-A will bear interest at a rate equal
                                    to the lesser of (i) 3.06% per annum and
                                    (ii) the Net WAC of Mortgage Pool 4, up to and including the distribution date in February 2010 (month 80). Beginning with the distribution date in March 2010, the Class
                                    4-A will bear interest at a rate equal to the Net WAC of Mortgage Pool 4.

                                    Class 4-AX will bear interest at a rate
                                    equal to 3.06% per annum until the
                                    distribution date in February 2010 (month
                                    80) based on a Notional Amount. After the distribution date in February 2010, the Class 4-AX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 4-AX on any distribution date up to and including the distribution date in February 2010 will be equal to the following:

                                    The balance of the Class 4-A Senior
                                    Certificates multiplied by the following fraction:

                                    The excess, if any, of (1) the Net WAC of
                                    Pool 4 and (2) 3.06%
                                    -----------------------------------------
                                                       3.06%

                                    The initial Class 4-AX Notional Amount is approximately $23,201,268.

                                    Classes B1, B2, B3, B4, B5 and B6 are
                                    cross-collateralized subordinates for
                                    payments of principal, interest and
                                    allocation of losses. The Class B1, B2, B3,
                                    B4, B5 and B6 will bear interest at a per annum rate equal to the weighted average of the underlying subordinate rates weighted by the corresponding Pool Subordinate Amounts (as defined on page 15).

                                    Underlying Subordinate Rate:
                                    ----------------------------

                                    For each Mortgage Pool the Underlying
                                    Subordinate Rate will equal the
                                    corresponding Mortgage Pool Net WAC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------
                                       9

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Credit Enhancement:                 Senior/subordinate, shifting interest
                                    structure. The credit enhancement
                                    information shown below is subject to final rating agency approval.

                                    Group 1 Senior Certificates:
                                    ----------------------------
                                    Credit enhancement for the Group 1 Senior
                                    Certificates will consist of the
                                    subordination of the Class B1, Class B2,
                                    Class B3, Class B4, Class B5 and Class B6, initially 5.60% total subordination.

                                    Group 2 Super Senior Certificates:
                                    ----------------------------------
                                    Credit enhancement for the Group 2 Class
                                    2-A1 Super Senior Certificates will consist of the subordination of the Class 2-A2, Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates, initially 10.60%(1) total subordination.

                                    (1) Initial credit enhancement of 10.60% to the Class 2-A1 is equal to the sum of (1) initial loss coverage of 5.60% from subordinate bonds (Class B) and (2) the initial principal balance of the Class 2-A2 divided by the initial principal balance of the Class 2-A1, or 5.00%.

                                    Group 2 Senior Certificates:
                                    ----------------------------
                                    Credit enhancement for the Group 2 Senior
                                    Certificates will consist of the
                                    subordination of the Class B1, Class B2,
                                    Class B3, Class B4, Class B5 and Class B6, initially 5.60% total subordination.

                                    Group 3 Senior Certificates:
                                    ----------------------------
                                    Credit enhancement for the Group 3 Senior
                                    Certificates will consist of the
                                    subordination of the Class B1, Class B2,
                                    Class B3, Class B4, Class B5 and Class B6, initially 5.60% total subordination.

                                    Group 4 Senior Certificates:
                                    ----------------------------
                                    Credit enhancement for the Group 4 Senior
                                    Certificates will consist of the
                                    subordination of the Class B1, Class B2,
                                    Class B3, Class B4, Class B5 and Class B6, initially 5.60% total subordination.

Loss Allocation:                    If all of the credit support features have
                                    been extinguished, any further losses will be allocated to the Class A Certificates for the related pool on a pro rata basis*.

                                    * The Class 2-A2 will be subordinated to the Class 2-A1, for the purposes of loss allocation

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Principal Distributions
-----------------------

Shifting Interest Structure with 7 year lockout*

Subordinate Test % = Aggregate Subordinate Amount / Aggregate Collateral Balance

o If the Subordinate Test% is less than or equal to 2 times the original Subordinate Test%:

        -----------------------------------------------------------------------
             Distribution Dates (months)                   Shift %
        -----------------------------------------------------------------------
                        1 - 84                               100%
        --------------------------------------- -------------------------------
                       85 - 96                               70%
        --------------------------------------- -------------------------------
                       97 - 108                              60%
        --------------------------------------- -------------------------------
                      109 - 120                              40%
        --------------------------------------- -------------------------------
                      121 - 132                              20%
        --------------------------------------- -------------------------------
                         133+                                 0%
        -----------------------------------------------------------------------

o *If the Subordinate Test% is greater than 2 times the original Subordinate Test%:

        -----------------------------------------------------------------------
             Distribution Dates (months)                   Shift %
        -----------------------------------------------------------------------
                        1 - 36                               50%
        --------------------------------------- -------------------------------
                         37+                                  0%
        -----------------------------------------------------------------------

(*If the total AAA loss coverage doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the Mortgage Pool Senior bonds will be entitled to 50% of the respective Mortgage Pool Subordinate bonds percentage of prepayments, subject to cumulative loss and delinquency tests. After month 36, if the total AAA loss coverage doubles based on the initial loss coverage of as of the cut-off date, the Mortgage Pool Senior bonds will only be entitled to prepayments based on the respective Mortgage Pool Senior bond percentage only, subject to cumulative loss and delinquency tests).

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Principal Distributions (cont.)
-------------------------------

For each of Mortgage Pools 1 through 4, calculate the following:
----------------------------------------------------------------

Pool Senior % = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment % = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and
ii) the product of (a) Mortgage Pool Prepayment Principal and (b) Pool Prepayment %

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between i) the sum of Mortgage Pool Scheduled Principal and Prepayment Principal and ii) Pool Senior PDA

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------
                                       12

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Principal Paydown Rules:
------------------------

I. Pay Senior PDA as follows:
-----------------------------

Pool 1 Senior PDA as follows:
         1) Pay sequentially to Class R and Class 1-A, in that order, until reduced to zero.

Pool 2 Senior PDA as follows:
         1) Pay pro-rata to the Class 2-A1 and Class 2-A2, until reduced to zero.

Pool 3 Senior PDA as follows:
         1) Pay Class 3-A, until reduced to zero.

Pool 4 Senior PDA as follows:
         1) Pay Class 4-A, until reduced to zero.


II. Pay all Subordinate PDA without regard to mortgage group as follows*:
-------------------------------------------------------------------------
*Subject to credit support tests

1) Pay to Class B1, B2, B3, B4, B5 and B6 on a pro-rata basis, until reduced to zero.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------
                                       13

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Principal Paydown Rules (cont.):
--------------------------------

The Subordinate Amounts are calculated as follows:

Aggregate Subordinate Amount:
-----------------------------

Total Mortgage Pool 1 through 4 collateral less the current principal balance of the Mortgage Pool 1 through 4 Senior Bonds (excluding notional balances).

Pool 1 Subordinate Amount:
--------------------------

Total Mortgage Pool 1 collateral less the current principal balance of the Mortgage Pool 1 Senior Bonds (excluding notional balances).

Pool 2 Subordinate Amount:
--------------------------

Total Mortgage Pool 2 collateral less the current principal balance of the Mortgage Pool 2 Senior Bonds (excluding notional balances).

Pool 3 Subordinate Amount:
--------------------------

Total Mortgage Pool 3 collateral less the current principal balance of the Mortgage Pool 3 Senior Bonds (excluding notional balances).

Pool 4 Subordinate Amount:
--------------------------

Total Mortgage Pool 4 collateral less the current principal balance of the Mortgage Pool 4 Senior Bonds (excluding notional balances).


--------------------------------------------------------------------------------
                                   Contacts
--------------------------------------------------------------------------------
    MBS Trading                Brendan Garvey               (212) 526-8315
                               Brian Hargrave               (212) 526-8320

------------------------------ ---------------------------- --------------------
    Residential Finance        Stan Labanowski              (212) 526-6211
                               Mike Hitzmann                (212) 526-5806
                               Andrea Lenox                 (212) 526-9637
                               Darius Houseal               (212) 526-9466


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                                              EXTERNAL USE

LEHMAN BROTHERS                                                                                        RESIDENTIAL MORTGAGE FINANCE

Collateral Summary:
-------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                       3/1 & 3/27 Hybrid        5/1 & 5/25 Hybrid     5/1 & 5/25 Hybrid        7/1 & 7/23 Hybrid
                                             ARMs                     ARMs                    ARMs                   ARMs
                                            Pool 1                   Pool 2                  Pool 3                 Pool 4
                                            ------                   ------                  ------                 ------

Total Number of Loans                                122                      844                     477                      126
Total Outstanding Loan Balance               $33,105,985             $333,424,298            $230,081,979              $34,251,430
Average Loan Principal Balance                  $271,361                 $395,052                $482,352                 $271,837
Range of Loan Principal Balance        $47,906 - 997,479     $18,880 - $2,000,000    $61,136 - $4,000,000     $59,948 - $1,500,000
Weighted Average Coupon                           5.371%                   5.424%                  5.532%                   5.555%
Range of Coupons                         4.000% - 6.990%          2.875% - 7.625%         4.375% - 6.875%          4.375% - 7.625%
Weighted Average Margin                           2.409%                   2.285%                  2.273%                   2.417%
Range of Margins                         2.250% - 6.990%          2.000% - 5.250%         0.125% - 4.500%          2.000% - 2.875%
Weighted Average Initial Periodic Cap             4.261%                   5.831%                  5.831%                   5.631%
Range of Initial Periodic Caps           2.000% - 6.000%          1.000% - 6.000%         1.000% - 6.000%          5.000% - 6.000%
Weighted Average Periodic Cap                     1.991%                   1.987%                  1.982%                   2.048%
Range of Periodic Caps                   1.000% - 2.000%          1.000% - 2.000%         1.000% - 2.000%          2.000% - 6.000%
Weighted Average Maximum Rate                    11.253%                  11.270%                 11.455%                  11.183%
Weighted Average Floor                            2.409%                   2.285%                  2.275%                   2.417%

Weighted Average Original Term (mo.)                 360                      360                     360                      360

Weighted Average Remaining Term (mo.)                357                      358                     359                      357
Range of Remaining Term (mo.)                  344 - 359                350 - 359               352 - 359                349 - 359
Weighted Average Original LTV                     71.36%                   68.57%                  68.83%                   69.61%
Range of Original LTV                   28.07% - 100.00%        11.280% - 100.00%       16.820% - 100.00%          16.36% - 95.76%
Weighted Average FICO                                703                      715                     715                      710
Range of FICO                                  512 - 814                523 - 822               635 - 822                589 - 806
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions
(including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its
affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
------------------------------------------------------------------------------------------------------------------------------------

                                                                 15

                                                               EXTERNAL USE

LEHMAN BROTHERS                                                                                        RESIDENTIAL MORTGAGE FINANCE

Collateral Summary:
-------------------

------------------------------------------------------------------------------------------------------------------------------------
                                           3/1 & 3/27 Hybrid     5/1 & 5/25 Hybrid       5/1 & 5/25 Hybrid      7/1 & 7/23 Hybrid
                                                 ARMs                   ARMs                    ARMs                   ARMs
                                                Pool 1                 Pool 2                  Pool 3                 Pool 4
                                                ------                 ------                  ------                 ------
Lien Position
First                                                 100.0%                100.0%                  100.0%                 100.0%
Second                                                  0.0%                  0.0%                    0.0%                   0.0%
Geographic Distribution
(Other states account individually for
less than                                       CA -  31.88%           CA - 48.94%             CA - 56.20%            CA - 24.16%
7% of the Cut-off Date principal balance)        CO - 10.23%            CO - 9.79%              FL - 7.65%             GA - 8.58%
                                                  NY - 6.06%                                    NY - 6.46%             NY - 7.64%
Occupancy Status
Primary Home                                          83.16%                77.42%                  77.47%                 83.95%
Investment                                            16.06%                15.68%                  14.81%                  9.06%
Second Home                                            0.78%                 6.90%                   7.73%                  6.99%

Delinquency Statistics
Current                                               98.20%                99.57%                 100.00%                 99.76%
One Payment Delinquent                                 1.80%                 0.43%                   0.00%                  0.24%

Loans with Prepayment Penalites
Total Number of Loans                                     24                     0                    477                       0
Total Principal Balance                           $9,065,766                 $0.00            $230,081,979                  $0.00
% of Principal Balance                                27.38%                 0.00%                 100.00%                  0.00%
Weighted Average Coupon                               5.681%                 0.00%                  5.532%                  0.00%
Loans without  Prepayment Penalites
Total Number of Loans                                     98                   844                       0                   126
Total Principal Balance                          $24,040,219          $333,424,298                   $0.00            $34,251,430
% of Principal Balance                                72.62%               100.00%                   0.00%                100.00%
Weighted Average Coupon                               5.254%                5.424%                   0.00%                 5.555%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions
(including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its
affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
------------------------------------------------------------------------------------------------------------------------------------

                                                                 16